SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 15, 1997

                              WACHOVIA CORPORATION
                      -----------------------------------
             (Exact Name of Registrant as specified in its charter)

NORTH CAROLINA                         No. 1-9021            No. 56-1473727
------------------                    -------------         ------------------
(State or other jurisdiction of        (Commission               (IRS employer
          incorporation)                File Number)         Identification No.)


100 NORTH MAIN STREET, WINSTON-SALEM, NC                             27101
191 PEACHTREE STREET NE, ATLANTA, GA                                 30303
-------------------------------------------------                  -----------
                                                                   (Zip Code)

              Registrant's telephone number, including area code:

     WINSTON-SALEM                           910-770-5000
     ATLANTA                                 404-332-5000

                                 Not applicable
          (Registrant's former address of principal executive offices)
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Item 5. Other Events.

     On October 15, 1997, Wachovia Corporation announced its third quarter earnings. This current report on Form 8-K contains the financial information released on October 15, 1997.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

                99.1 Press release dated October 15, 1997 announcing third quarter earnings.

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


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 20, 1997

                                        WACHOVIA CORPORATION

                                        By:  /s/ KENNETH W. MCALLISTER
                                        ----------------------------------
                                         Name: Kenneth W. McAllister
                                         Title: Executive Vice-President

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